Exhibit 99.1
MANAGEMENT UPDATE 2 0 1 1 3Q Earnings Call Supplement

These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission (the "SEC"). These factors include: (1) difficult conditions in the global capital markets; (2) the delay by Congress in raising the statutory debt limit of the U.S., as well as rating agency downgrades of U.S. Treasury securities; (3) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (4) uncertainty about the effectiveness of the U.S. government's programs to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (5) impact of comprehensive financial services regulation reform on us; (6) exposure to financial and capital market risk; (7) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9) investment losses and defaults, and changes to investment valuations; (10) impairments of goodwill and realized losses or market value impairments to illiquid assets; (11) defaults on our mortgage loans; (12) the impairment of other financial institutions that could adversely affect our investments or business; (13) our ability to address unforeseen liabilities, asset impairments, loss of key contractual relationships, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, "ALICO") and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (14) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (15) uncertainty with respect to any incremental tax benefits resulting from the elections made for ALICO and certain of its subsidiaries under Section 338 of the U.S. Internal Revenue Code of 1986, as amended; (16) the dilutive impact on our stockholders resulting from the issuance of equity securities in connection with the acquisition of ALICO or otherwise; (17) economic, political, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (18) our primary reliance, as a holding company, on dividends from our subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (19) downgrades in our claims paying ability, financial strength or credit ratings; (20) ineffectiveness of risk management policies and procedures; (21) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (22) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (23) catastrophe losses; (24) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (25) unanticipated changes in industry trends; (26) changes in accounting standards, practices and/or policies; (27) changes in assumptions related to deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (28) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (29) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (30) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (31) adverse results or other consequences from litigation, arbitration or regulatory investigations; (32) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others, (33) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (34) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, impair our ability to attract and retain talented and experienced management and other employees, or increase the cost or administrative burdens of providing benefits to employees; (35) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems and management continuity planning which could impair our ability to conduct business effectively; (36) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (37) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC. Safe Harbor Statement

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings, operating earnings per share and book value per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, respectively. Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources and, consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating revenues exclude net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues: Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees"); Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information (Continued) MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income ("AOCI"), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, book value per common share and book value per diluted share, respectively. For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on our Internet website. Additional information about our historical financial results is also available in our Quarterly Financial Supplements for the corresponding periods which may be accessed through our Internet website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, we sometimes refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. In this presentation, we provide projections regarding on our future earnings on an operating basis. A reconciliation of the non-GAAP measure to the most directly comparable GAAP measure is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income. The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses: Policyholder benefits and claims and policyholder dividends exclude: (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of DAC and value of business acquired ("VOBA") excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments; Amortization of negative VOBA excludes amounts related to Market Value Adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses exclude costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) business combinations.

Agenda Overview Overview Overview Steven A. Kandarian President & Chief Executive Officer Impact of Interest Rate Stress Scenario in U.S. Impact of Interest Rate Stress Scenario in U.S. Impact of Interest Rate Stress Scenario in U.S. William J. Wheeler Executive Vice President & Chief Financial Officer Mitigating Actions - Investments Mitigating Actions - Investments Mitigating Actions - Investments Steven J. Goulart Executive Vice President & Chief Investment Officer Mitigating Actions - Business Mitigating Actions - Business Mitigating Actions - Business William J. Mullaney President, U.S. Business Summary Summary Summary Steven A. Kandarian President & Chief Executive Officer Q&A Q&A Q&A Appendices - European Exposure & Reconciliations Appendices - European Exposure & Reconciliations Appendices - European Exposure & Reconciliations

MetLife - What Sets Us Apart Our diversification is a competitive advantage Risk management - part of our culture Product design Asset liability management (ALM) Use of derivatives Focus on managing for the long term

MetLife: A Diverse, Global Company Q3 2011 YTD Operating Earnings by Segment1 1Excludes the Corporate & Other component of Banking, Corporate & Other. See Appendix for non-GAAP financial information definitions and/or reconciliations. Group Life Non-Medical Health Individual Life Retirement Corporate Benefit Funding Auto & Home Bank Japan Other International Regions Operating Earnings 0.08 0.08 0.1 0.12 0.21 0.01 0.02 0.2 0.19 21% 12% 10% 8% 7% 19% 20% International U.S. Business Individual Life Auto & Home 1% Retirement MetLife Bank 2% Group Life Corporate Benefit Funding Japan Other International Regions Non-Medical Health

MetLife: A Diverse, Global Company Q3 2011 YTD Operating Earnings by Segment1 Group Life Non-Medical Health Individual Life Retirement Corporate Benefit Funding Auto & Home Bank Japan Other International Regions Operating Earnings 0.08 0.08 0.1 0.12 0.21 0.01 0.02 0.2 0.19 21% 12% 10% 8% 7% 19% 20% International U.S. Business Individual Life Auto & Home 1% Non-Medical Health Retirement MetLife Bank 2% Group Life Corporate Benefit Funding Japan Other International Regions Interest Rate Sensitivity Interest Rate Sensitivity Interest Rate Sensitivity More Sensitive 1Excludes the Corporate & Other component of Banking, Corporate & Other. See Appendix for non-GAAP financial information definitions and/or reconciliations.

U.S Business Spread Trend QFS Spreads & Market Rates 2000 to 3Q 2011 bps 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 5 / 10 Yr Moving Average1 Average3 QFS Average Spread2 0 2011 1"5 / 10 Yr Moving Average" defines the four quarter moving average of the simple average of the five-year and ten-year Treasury notes at each quarter end. 2"QFS Average Spread" means the unweighted average of annualized spreads on products included within MetLife's historical quarterly financial supplements, and as reported for the periods covered therein. 3"Average" represents the average of the QFS Average Spread for the period beginning in 2000 and ending on September 30, 2011.

Assumptions in Interest Rate Stress Scenario Interest Rates Sept 2011 U.S. Treasury rates held constant through 2016 10-Yr Treasury at 2% Impact measured relative to base case - June 2011 forward curve Equity Market S&P 500 growth rate of 5% Economic Activity GDP growth remains slow No material change to unemployment rate Other No extraordinary management action assumed Focused on impact of low rates in U.S.

Summary of Impact Operating Earnings Overall earnings grow but at a slower rate US Business earnings remain relatively flat Offset by limited impact on International's earnings STAT Capital No reserve strengthening required, but modest actions expected GAAP Balance Sheet No loss recognition expected DAC and Goodwill, some impact possible

MANAGEMENT UPDATE 2 0 1 1 Impact of Interest Rate Stress Scenario

Interest Rate Impact on Operating Earnings 10 Year Treasury Yield 1% 2% 3% 4% 5% 2011 2012 2013 $0.21 in 2012 Flat Rate Assumption June Forward Rates Actual Additional $0.21 in 2013 Total of $0.42 in 2013 Initial $0.21 in 2012

If U.S. Treasury Rates Remain Flat for 5 Years... U.S. Business spreads narrow, earnings remain level Assumed international growth rate unaffected Overall earnings grow, but at a slower rate Operating Earnings Scenario1 ($0.5) ($0.7) 1For illustrative purposes only. ($ Billions) 2This hypothetical scenario assumes U.S. Business and International & Other annual growth rates of 6% and 10%, respectively.

Drivers of USB Spread Compression in 2016 ($ Millions) $540 of Spread Compression

Balance Sheet Analysis Statutory Reserves Cash Flow testing GAAP Reserves Cash Flow testing DAC balance unlocking Goodwill impairment testing

Balance Sheet Analysis Results DAC & Related Items ~$425M after-tax impact in outer years Mostly occurring in 2016 Universal Life & Annuities GAAP Loss Recognition No GAAP loss recognition in U.S. Goodwill Potential pressure on Retirement Products Retirement Products Goodwill: $1.7B STAT Cash Flow Testing Modest reserve strengthening

MANAGEMENT UPDATE 2 0 1 1 Mitigating Actions - Investments Actions

Strong Investment Discipline Sound and consistent ALM practices Added significant low rate protection (beginning in 2004) Expanded investment capabilities and asset classes to enhance income Continuous focus on risk management

Modest Reinvestment Risk for CBF Long-Term ($ Billions) Corporate Benefit Funding Long-Term $2.6 $45.4 $0.3

Modest Reinvestment Risk for Deferred Annuities Deferred Annuities ($ Billions) $24.6 $0.6 $1.0 $1.1

Modest Reinvestment Risk for Long-Term Care Long-Term Care ($ Billions) $0.4 $0.5 $6.8

Meaningful Low Rate Protection Approximately $47 billion notional1 to hedge against low rates $24 billion of swaps $18 billion of interest rate floors $5 billion of swaptions 1MetLife investment portfolio (excluding International and VA hedging program and MetLife Bank) as of August 31, 2011. 2Estimated based on August 31 rates, assuming parallel curve shift. ($ Millions) Pre-Tax Derivative Income2 (+/-100bps Sensitivity) Total Derivatives (Swaps, Floors, Swaptions) +100bps - 100bps Flat

Going Forward Broaden asset mix of international portfolio Continue to increase private asset origination Opportunistically deploy derivative strategies Maintain disciplined ALM and risk management - What we have always done!

MANAGEMENT UPDATE 2 0 1 1 Mitigating Actions - Business Actions

Additional Business Actions Available Add Protected Growth Strategies to in-force (VA) Increase Living Benefit fees upon step-up (VA) Maintain pricing discipline, managing to appropriate product ROIs Reduce minimum interest rate guarantees on new products Shift sales focus to less interest rate sensitive products

MANAGEMENT UPDATE 2 0 1 1 Summary

Impact of Low Interest Rate Environment Overall earnings grow, but at a slower rate Modest GAAP balance sheet impact Manageable STAT reserve strengthening Management actions can and will be taken if necessary

Summary Diversification provides for strong and stable earnings power Positioned for growth even through a protracted low rate environment Risk management part of our culture We manage for the long-term

MANAGEMENT UPDATE 2 0 1 1 Appendix

MANAGEMENT UPDATE 2 0 1 1 Appendix - European Exposures

European Exposure - By Country Notes: The exposures presented above exclude European Supranationals with a US GAAP BV and Market Value of $2,038 million and $2,076 million, respectively. US GAAP BV MARKET VALUE ($ Millions) As of 9/30/11

Peripheral European Sovereign Exposure US GAAP BV $1,649 $571 $934 Market Value $1,565 $629 $761 ($ Millions) ($ Millions)

European Exposure Over 90% of European holdings are investment grade Hold $6.9 billion mostly in better capitalized banks Have sold $3.5 billion of Euro banks since early 2010 Peripheral sovereign exposure no longer an issue Note: All numbers are GAAP BV. Holdings are as of 9/30/11.

MANAGEMENT UPDATE 2 0 1 1 Appendix - Reconciliations

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings, operating earnings per share and book value per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, respectively. Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources and, consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating revenues exclude net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues: Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees"); Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information (Continued) MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income ("AOCI"), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, book value per common share and book value per diluted share, respectively. For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on our Internet website. Additional information about our historical financial results is also available in our Quarterly Financial Supplements for the corresponding periods which may be accessed through our Internet website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, we sometimes refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. In this presentation, we provide projections regarding on our future earnings on an operating basis. A reconciliation of the non-GAAP measure to the most directly comparable GAAP measure is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income. The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses: Policyholder benefits and claims and policyholder dividends exclude: (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of DAC and value of business acquired ("VOBA") excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments; Amortization of negative VOBA excludes amounts related to Market Value Adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses exclude costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) business combinations.

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to Common Shareholders - (continued) Operating Earnings Available to Common Shareholders - (continued) Operating Earnings Available to Common Shareholders - (continued)